Exhibit 99.3

                         CHINA XIN NETWORK (CANADA) INC.
                                (the corporation)

                       RESOLUTION OF THE BOARD OF DIECTORS
                        OF CHINA XIN NETWORK CANADA INC.

Date: October 25, 2002

IT IS HEREBY RESOLVED THAT:

     The acceptance of Mr. Jean-Francois Amyot's resignation as Director and Officer of the Corporation to take effect immediately

     The foregoing is adopted in accordance with the provisions of the Canada Business Corporations Act., by all members authorized to vote on behalf of the Corporation.

/s/ GEORGE LEE
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Pre: George Lee